CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of First Federal Bancshares, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, James J. Stebor, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                          /s/ James J. Stebor
                                          -------------------------------------
                                          James J. Stebor
                                          President and Chief
                                          Executive Officer


April 10, 2003


A signed original of this written statement required by Section 906 has been provided to First Federal Bancshares, Inc. and will be retained by First Federal Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of First Federal Bancshares, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, James J. Stebor, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                          /s/ Cathy D. Pendell
                                          -------------------------------------
                                          Cathy D. Pendell
                                          Treasurer


April 10, 2003


A signed original of this written statement required by Section 906 has been provided to First Federal Bancshares, Inc. and will be retained by First Federal Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.